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                                   EXHIBIT 99

                                CERTIFICATION OF
                            CHIEF FINANCIAL OFFICER

             PURSUANT TO 18 U.S.C. SS. 1350, AS ADOPTED PURSUANT TO
                    SS.906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing with the Securities and Exchange Commission of the Annual Report of INTERLINQ Software Corp 401(k) Profit Sharing Plan and Trust (the "Plan") on Form 11-K for the period ending December 31, 2002 (the "Report"), I, Michael D. Castle, Trustee of the Plan, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Report fully complies with the requirements of ss.13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material aspects, the financial condition of the Plan.



/s/ Michael D. Castle
----------------------
Michael D. Castle, Trustee of the Plan
June 30, 2003